                [FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]

                                  June 25, 2002

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of First Robinson Financial Corporation, I cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 9:00 a.m. on July 25, 2002 at the Company's office located at 501 East Main Street, Robinson, Illinois.

      An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of three directors and the ratification of the appointment of independent auditors for the fiscal year ending March 31, 2003. The Board of Directors unanimously recommends that you vote "FOR" all of the proposals.

      In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the First Robinson Financial Corporation's 2002 financial and operating performance.

      I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

      Thank you for your attention to this important matter.

                                        Sincerely,

                                        RICK L. CATT
                                        President and Chief Executive Officer

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 25, 2002

      Notice is hereby given that the annual meeting of stockholders (the "Meeting") of First Robinson Financial Corporation (the "Company") will be held at the Company's office located at 501 East Main Street, Robinson, Illinois at 9:00 a.m., Robinson, Illinois time, on July 25, 2002.

      A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of the Company;

      2. The ratification of the appointment of Larsson, Woodyard & Henson, LLP as auditors of the Company for the fiscal year ending March 31, 2003;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 13, 2002 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

      Please complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Rick L. Catt
                                        President and Chief Executive Officer

Robinson, Illinois
June 25, 2002

--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 25, 2002

      This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the "Company"), the parent company of First Robinson Savings Bank, National Association (the "Bank"), of proxies to be used at the annual meeting of stockholders of the Company (the "Meeting") which will be held at the Company's office located at 501 East Main Street, Robinson, Illinois on July 25, 2002, at 9:00 a.m., Robinson, Illinois time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 25, 2002.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the ratification of the appointment of Larsson, Woodyard & Henson, LLP as independent auditors for the Company for the fiscal year ending March 31, 2003.

YOUR VOTING RIGHTS

      We have fixed the close of business on June 13, 2002 as the record date for the Meeting. Only stockholders of record of Company common stock on that date are entitled to notice of and to vote at the Meeting. You are entitled to one vote for each share of the Company's common stock you own. On June 13, 2002, 524,854 shares of the Company's common stock were outstanding and entitled to vote at the annual meeting.

      If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

      We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 12.6 percent of the Company's outstanding common stock. We also maintain a 401(k) plan (the "401(k)") which owns approximately 6.6% of the Company's outstanding common stock. We refer to the ESOP and the 401(k) in this proxy statement collectively as the "Plans." Employees of the Company and the Bank participate in the Plans. First Bankers Trust Co., N.A. is the trustee of the Plans ("Trustee"). Each Plan participant instructs the Trustee how to vote the shares of the Company's common stock allocated to his or her account(s) under the Plans. If a participant in one of the Plans properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant's shares in accordance with the stockholder's instructions. Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as how to vote at the Meeting, the Trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of Larsson, Woodyard & Henson, LLP as independent auditors for the fiscal year ending March 31, 2003. In the event a participant in the Plans fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the Plans, the Trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of Larsson, Woodyard & Henson, LLP. The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

VOTES REQUIRED TO APPROVE THE PROPOSALS

      Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The three director nominees with the most affirmative votes will be elected to fill the three available director positions. If you vote "Withheld" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

      Ratification of the appointment of Larsson, Woodyard & Henson, LLP as our independent auditors for the fiscal year ending March 31, 2003 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Meeting. Stockholder abstentions on the proposal to ratify the appointment of Larsson, Woodyard & Henson, LLP as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO RATIFY LARSSON, WOODYARD & HENSON, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

HOW TO VOTE

      You may vote in person at the Meeting or by proxy. To ensure your representation at the Meeting, we recommend you vote as soon as possible by proxy even if you plan to attend the Meeting. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the Company's common stock on June 13, 2002, the record date for voting at the Meeting. See "-How to Revoke Your Proxy and Change Your Vote" below.

      Shares of the Company's common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify the appointment of Larsson, Woodyard & Henson, LLP as our independent auditors for the fiscal year ending March 31, 2003. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

      The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

      You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

HOW TO REVOKE YOUR PROXY AND CHANGE YOUR VOTE

      If you are a registered stockholder, you may revoke your proxy and change your vote at any time before your proxy is voted at the Meeting by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

PROXY SOLICITATION COSTS

      We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

      The following table presents information regarding the beneficial ownership of the Company's common stock as of June 13, 2002, by:

      o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of the Company;

      o     each director and director nominee of the Company;

      o each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation" below; and

      o all of the executive officers and directors of the Company as a group.

      The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners is 501 East Main Street, Robinson, Illinois 62454.

      Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after June 13, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                          NUMBER OF SHARES    PERCENT OF SHARES
                                                                            BENEFICIALLY        BENEFICIALLY
                              BENEFICIAL OWNER                               OWNED (3)             OWNED (%)
----------------------------------------------------------------------   ------------------   -----------------
First Robinson Financial Corporation Employee Stock Ownership Plan (1)         65,960               12.6

First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (2)             34,673                6.6

Rick L. Catt, President & Chief Executive Officer                              42,816                7.8

J. Douglas Goodwine, Director                                                  12,377                2.3

Robin E. Guyer, Director                                                        1,126                 *

Donald K, Inboden, Director                                                    21,909                4.1

Steven E. Neeley, Director                                                     37,739                7.2

Scott F. Pulliam, Director                                                     19,790                3.7

William K. Thomas, Director                                                    18,626                3.5

Directors and executive officers of the Company and the Bank,
  as a group (11 persons)(4)                                                  202,558               33.9

----------
*     Indicates less than one percent (1%).

(1) Represents shares held by the Employee Stock Ownership Plan ("ESOP"), 35,213 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP that have not been allocated to the participants.

(2) Represents shares held by the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan ("401(k)"). First Bankers Trust Co., N.A. is the trustee of the 401(k).

(3) Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the June 13, 2002 voting record date, pursuant to the exercise of stock options, as follows:

      Mr. Catt:       25,788 shares    Mr. Inboden: 6,190 shares    Mr. Thomas: 6,190 shares
      Mr. Goodwine:    6,190 shares    Mr. Pulliam: 6,190 shares

(4) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Includes 72,548 shares of common stock that may be acquired currently or within 60 days of the June 13, 2002 voting record date pursuant to the exercise of stock options.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Board of Directors is presently composed of seven members, classified into three groups, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

      The following table sets forth certain information regarding the composition of the Company's Board of Directors, including their terms of office and the nominees for election as directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting "FOR" the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                            Director     Term to
      Name                   Age(1)          Position(s) Held               Since(2)      Expire
-------------------------------------------------------------------------------------------------
                                     NOMINEES

Rick L. Catt                  49     Director, President and                  1989         2005
                                     Chief Executive Officer
Donald K. Inboden             69     Director                                 1990         2005
Steven E. Neeley              48     Director                                 2001         2005

                           DIRECTORS CONTINUING IN OFFICE

J. Douglas Goodwine           40     Director                                 1993         2003
Robin E. Guyer                55     Director                                 2001         2003
Scott F. Pulliam              45     Chairman of the Board                    1985         2004
William K. Thomas             57     Director                                 1988         2004

----------
(1)   At March 31, 2002.

(2)   Includes service as a director of the Bank.

      The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

      SCOTT F. PULLIAM. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

      WILLIAM K. THOMAS. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

      J. DOUGLAS GOODWINE. Mr. Goodwine is a funeral director and Vice President of Goodwine Funeral Homes, Inc., positions he has held since 1986.

      ROBIN E. GUYER. Since 1997, Mr. Guyer has served as the president of Bunker Hill Supply Co., an agricultural services company located in Hutsonville, Illinois.

      RICK L. CATT. Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989.

      DONALD K. INBODEN. Mr. Inboden is the former owner of Inboden Seed Inc., a landscaping business located in Robinson, Illinois. He was employed at Marathon Oil Company from 1955 to 1982.

      STEVEN E. NEELEY. Mr. Neeley is the owner and president of Senco Construction, Inc., an industrial construction company located in Robinson, Illinois.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

      BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 15 times during the fiscal year ended March 31, 2002. During fiscal 2002, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

      The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

      The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached to this proxy statement as Appendix A. Each of the Audit Committee members are "independent" under the definition contained in the National Association of Securities Dealers listing standards for the Nasdaq Stock Market. This committee, among other things, oversees the entire audit function for the Company, both internal and independent, and ensures the existence of effective accounting and internal control systems. The current members of this committee are Directors Pulliam, Neeley, Guyer, Thomas, Inboden and Goodwine. This committee met one time during fiscal year 2002.

      The entire Board of Directors acts as the Nominating Committee to nominate candidates for membership on the Board of Directors. This committee met one time during fiscal 2002.

      While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company's Bylaws.

      The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this committee are Directors Pulliam and Thomas. This committee did not meet during fiscal 2002.

      BOARD AND COMMITTEE MEETINGS OF THE BANK. The Bank's Board of Directors meets at least monthly. During the fiscal year ended March 31, 2002 the Board of Directors held nineteen meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during fiscal 2002.

      The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment/Asset-Liability Committees.

      The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests generally in excess of $150,000. This committee met eighteen times during fiscal 2002.

      The Building Committee is responsible for overseeing the Bank's building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Neeley. This committee did not meet during fiscal 2002.

      The entire Board of Directors acts as the Nominating Committee, to nominate individuals for election to the Bank's Board of Directors. The committee met one time during fiscal 2002.

      The Audit Committee, composed of Directors Pulliam, Neeley, Guyer, Thomas, Inboden and Goodwine, reviews and receives audit findings from the Bank's internal and external auditors. This committee met eleven times in fiscal 2002.

      The Personnel Committee, composed of Directors Goodwine, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors. This committee met twelve times in fiscal 2002.

      The Investment/Asset-Liability Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford and W. E. Holt, oversees the Bank's risk management and liquidity/funds management position. They also review the purchases and sales of investments. This committee met twelve times in fiscal 2002.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS WITH THE SEC THAT MIGHT INCORPORATE THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      The Company's Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2002. In addition, the Committee has discussed with Larsson, Woodyard & Henson, L.L.P. (LWH), the independent auditing firm for the Company, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

      The Committee has also received the written disclosures from LWH required by Independence Standard No. 1, and have discussed with LWH its independence from the Company.

      Based on the foregoing discussions and reviews, the Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended March 31, 2002.

                                        Respectfully submitted,
                                        The Audit Committee

                                        Scott F. Pulliam
                                        Donald K. Inboden
                                        William K. Thomas
                                        J. Douglas Goodwine
                                        Robin E. Guyer
                                        Steven E. Neeley

DIRECTOR COMPENSATION

      Each director is currently paid a fee of $400 for each regular meeting attended, except for the Chairman of the Board who is paid $430 for each regular meeting attended. Non-employee directors receive committee fees of $100 for each meeting attended, except for the Loan Committee participants who receive a fee of $300 per month reduced by $100 for each missed meeting. Employee directors do not receive fees for participation on any committees.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

      JAMIE E. MCREYNOLDS. Ms. McReynolds, age 38, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank. She has been employed by the Bank in various capacities since 1986.

      LESLIE TROTTER, III. Mr. Trotter, age 47, currently serves as a Vice President of the Bank. Mr. Trotter has been employed by the Bank since 1978.

      W. E. HOLT. Mr. Holt, age 55, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998. From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois. In the later years at the national bank, he served as a Cashier and a Senior Vice President. He also served on the board of a national bank from 1989 to 1998.

      WILLIAM D. SANDIFORD. Mr. Sandiford, age 44, currently serves as a Vice President of the Bank, a position he has held since 1995.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company's and the Bank's Chief Executive Officer. No other executive officer of the Company had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 2002.

======================================================================================================================
                                             SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                           LONG-TERM COMPENSATION
                           ANNUAL COMPENSATION                                     AWARDS
-------------------------------------------------------------------------- ------------------------ ------------------
                                                                           RESTRICTED
NAME AND PRINCIPAL POSITION  FISCAL   SALARY(1)  BONUS      OTHER ANNUAL     STOCK       OPTIONS/       ALL OTHER
                              YEAR       ($)       ($)     COMPENSATION($)  AWARD ($)    SARS (#)   COMPENSATION ($)
---------------------------- -------- ---------- --------- --------------- ------------ ----------- ------------------
Rick L. Catt, President      2002     95,511     12,421          --             --          --          14,847(2)
and Chief Executive Officer  2001     94,136     12,679          --             --          --          16,933(3)
                             2000     91,745     11,497          --             --          --          17,852(4)
======================================================================================================================

----------
(1)   Includes salary and board fees.

(2) Includes $3,487 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $916 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2002, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $8,444.

(3) Includes $2,883 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $891 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2001, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $11,159.

(4) Includes $2,559 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $795 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2000, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $12,498.

      We did not grant any stock options or stock appreciation rights to Mr. Catt in the fiscal year ended March 31, 2002.

      The following table summarizes certain information relating to the value of options held by Mr. Catt at March 31, 2002. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on March 29, 2002, the last trading day in fiscal 2002, which was $13.71 per share, based on the closing price of the Company's common stock as reported on the OTC Bulletin Board. Since the exercise price of the options held by Mr. Catt was higher than the market value of the Company's common stock, none of the options were in-the-money at fiscal year-end. Mr. Catt did not exercise any of his options during the fiscal year. Unexercisable options are those options which were not vested as of March 31, 2002.

======================================================================================================================
                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           OPTION VALUES AT MARCH 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                  Value of
                                                                   Number of                     Unexercised
                                                                  Unexercised                   In-the-Money
                                                                   Options at                    Options at
                                                                   FY-End (#)                    FY-End ($)
                                                          ----------------------------- ------------------------------
                                  Shares
                                Acquired on     Value
                                 Exercise      Realized   Exercisable   Unexercisable    Exercisable   Unexercisable
            Name                    (#)          ($)          (#)            (#)             ($)            ($)
------------------------------ -------------- ----------- ------------- --------------- -------------- ---------------
Rick L. Catt                        --            --         20,631         5,157             --             --
============================== ============== =========== ============= =============== ============== ===============

CERTAIN TRANSACTIONS

      The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $1.1 million at March 31, 2002, which was 13.3% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 2002. All loans to directors and officers were performing in accordance with their terms at March 31, 2002.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors of the Company has appointed Larsson, Woodyard & Henson, LLP, independent accountants, to be the Company's auditors for the fiscal year ending March 31, 2003. Representatives of Larsson, Woodyard & Henson, LLP, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

AUDIT FEES

      Aggregate fees billed by Larsson, Woodyard & Henson, LLP, for professional services rendered for the audit of the Company's financial statements for fiscal 2002 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $20,200.

ALL OTHER FEES

      Other than audit fees, the aggregate fees billed to the Company by Larsson, Woodyard & Henson, LLP for fiscal 2002 were $7,018. The Company did not incur any fees related to financial information systems design and implementation.

      The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2002 by Larsson, Woodyard & Henson, LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LARSSON, WOODYARD & HENSON, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2003.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 25, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 by June 25, 2003; provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended March 31, 2002, all Section 16(a) filing requirement applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Robinson, Illinois
June 25, 2002

                      FIRST ROBINSON FINANCIAL CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

      The primary responsibilities of the Audit Committee of the Board of Directors are to:

      o Monitor the Corporation's financial reporting process and internal control system.

      o Monitor the audit processes of the Corporation's independent accountants and internal audit department.

      o Provide an open avenue of communication among the Corporation's independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

      The Audit Committee shall consist entirely of independent directors. Each member shall be free of any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of his or her independent judgment.

In fulfilling its responsibilities, the Committee shall:

      1. Review this Charter on an annual basis and update it as conditions dictate.

      2. Review with management the Corporation's annual financial statements, including significant changes in accounting principles or their application.

      3. Review with the independent accountants their audit report on the annual financial statements, including the application of the Corporation's accounting principles; and discuss with the independent accountants and management their judgment as to the quality of the Corporation's accounting principles.

      4. Based on the Committee's review and discussion of the Corporation's annual financial statements with management and the independent accountants, recommend to the Board that the annual financial statements be included in the Corporation's 10-KSB Annual Report.

      5. With respect to the independent accountants audit of the Corporation's annual financial statements and review of its quarterly financial statements, discuss with the independent accountants those matters described in Statement on Auditing Standards 61, as amended from time to time.

      6. Review the audit plans and activities of the independent accountants and the internal auditors, and the coordination of their audit efforts.

      7. Recommend to the Board the selection or replacement of the independent accountants, taking into consideration independence and effectiveness. As part of such process, obtain from such accountants, and discuss with them, the disclosures regarding independence required by Independence Standards Board Standard No. 1, as amended or supplemented from time to time.

      8. Approve the fees paid to the independent accountants with respect to all services.

      9. Review and concur in the appointment or replacement of the internal auditor.

      10. Review with management, the independent accountants and internal auditor the adequacy of the Corporation's internal controls and management's responses with respect to recommendations for internal control improvements.

      11. Review the internal audit department's staffing, budget and responsibilities.

      12. Meet with the internal auditor and the independent accountants in separate executive sessions to discuss any matters which the Committee or these groups believe should be discussed privately with the Committee.

      13. Report Committee actions to the Board of Directors, with such recommendations as the Committee deems appropriate.

      14. Report to stockholders in the Corporation's annual proxy statement on those matters required by Securities and Exchange Commission Rules.

      15. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

      16. Consider such other matters with respect to the Corporation's financial affairs, internal controls and the internal and external audits as the Committee may deem advisable.


    PLEASE MARK VOTES                                        REVOCABLE PROXY
[X] AS IN THIS EXAMPLE                             FIRST ROBINSON FINANCIAL CORPORATION
                                                                                                               WITH-  FOR ALL
                                                                                                      FOR      HOLD    EXCEPT
                                                                  I. The election of the following    [ ]      [ ]      [ ]
            ANNUAL MEETING OF STOCKHOLDERS                           nominees as directors for
                       JULY 25, 2002                                 terms to expire in the  year 2005.

   The undersigned hereby appoints the members of the                Rick L. Catt     Donald K. Inboden    Steven E. Neeley
Board of Directors of First Robinson Financial Corporation
(the "Company"), with full powers of substitution, to act as         INSTRUCTION: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR"
attorneys and proxies for the undersigned to vote all shares         WITH AN "X". TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK
of common stock of the Company which the undersigned is              THE BOX "WITHHOLD" WITH AN "X". TO WITHHOLD YOUR VOTE FOR
entitled to vote at the annual meeting of stockholders (the          AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" WITH AN "X"
"Meeting") to be held at the Company's office located at 501         AND WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW
East Main Street, Robinson, Illinois, on July 25, 2002 at            FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.
9:00 a.m. and at any and all adjournments and postponements
thereof.
                                                                     ------------------------------------------------------------


                                                                                                      FOR    AGAINST  ABSTAIN
                                                                  II. The ratification of the         [ ]      [ ]      [ ]
                                                                      appointment of Larsson,
                                                                      Woodyard & Henson, LLP as
                                                                      auditors of the Company for the
                                                                      fiscal year ending March 31, 2003.

                                                                      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

                                                                      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                          ------------------      ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE
  Please be sure to sign and date         DATE                    NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE
    this Proxy in the box below.                                  MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY
----------------------------------------- ------------------      IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF
                                                                  DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
                                                                  MEETING.
--Stockholder sign above----Co-holder (if any) sign above---
                                                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                                                                         AND THE ELECTION OF THE NOMINEES LISTED ABOVE.

---------------------------------------------------------------------------------------------------------------------------------

                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                                                  FIRST ROBINSON FINANCIAL CORPORATION

 -------------------------------------------------------------------------------------------------------------------------------
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.
     The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.
     Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your fulltitle. If shares are held jointly, each holder should sign.

                     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
 -------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

------------------------------------------

------------------------------------------

------------------------------------------